NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
INDIVIDUAL VARIABLE LIFE FUND SUPPLEMENT (Nationwide VUL Protector II)        PO Box 182835, Columbus, Ohio 43218-2835
IMPORTANT: Please read the instructions and disclaimers in each section before making your elections.
1. Proposed Primary Insured
Name (First, MI, Last): (Please print)
SSN /Tax ID #:
2. Owner (if other than Proposed Insured)
Name (First, MI, Last): (Please print)
SSN / Tax ID #:
3. Net Premium Allocations
The underlying investment options listed below are only available in variable life insurance products issued by life insurance companies, they are NOT offered to the general public directly. For more information on available investment options, such as share class, availability and restrictions, please consult the product prospectus and underlying fund prospectuses, if applicable. To select your net premium allocation, follow the instructions below.
If not electing the Extended No-Lapse Guarantee Rider, go to section 3a
If electing the Extended No-Lapse Guarantee Rider, go to section 3b
Note, if electing the Enhanced Dollar Cost Averaging program, the investment election in this section willl be used by that program to transfer to.
3a) Investment Options - for use when not electing the Extended No-Lapse Guarantee Rider. Allocations must be a whole number and the total must be 100%.
American Funds Insurance Series®
% American Funds Insurance Series® - Asset Allocation Fund
% American Funds Insurance Series® - Global Growth Fund®
% American Funds Insurance Series® - Growth Fund®
% American Funds Insurance Series® - Growth-Income Fund®
% American Funds Insurance Series® - New World Fund®
% American Funds Insurance Series® - Washington Mutual Investors Fund
BlackRock Variable Series Funds II, Inc.
% High Yield V.I. Fund
% Total Return V.I. Fund
Columbia Variable Insurance Trust
% Columbia Variable Portfolio - Small Cap Value Fund
Columbia Funds Variable Series Trust II
% Columbia Variable Portfolio - Limited Duration Credit Fund
Fidelity® Variable Insurance Product Funds
% VIP Contrafund® Portfolio
% VIP Growth Portfolio
% VIP Investment Grade Bond Portfolio
Invesco Investments
% Invesco V.I. Balanced-Risk Allocation Fund
% Invesco V.I. Main Street Small Cap Fund
Janus Aspen Series
% Janus Henderson Overseas Portfolio
Legg Mason Partners Variable Equity Trust
% ClearBridge Variable Small Cap Growth Portfolio
Lord Abbett Series Funds
% Total Return Portfolio
MFS ® Variable Insurance Trust
% MFS Value Series
MFS ® Variable Insurance Trust II
% MFS Research International Portfolio
MFS ® Variable Insurance Trust III
% MFS Limited Maturity Portfolio
% MFS Mid Cap Value Portfolio
Nationwide Variable Insurance Trust (NVIT) (cont’d)
% NVIT BlueprintSM Moderate Fund
% NVIT BlueprintSM Moderately Aggressive Fund
% NVIT Bond Index Fund
% NVIT Government Money Market Fund
% NVIT International Index Fund
% NVIT iShares Fixed Income ETF Fund
% NVIT iShares Global Equity ETF Fund
% NVIT J.P. Morgan U.S. Equity Fund
% NVIT Mid Cap Index Fund
% NVIT S&P 500® Index Fund
% NVIT Small Cap Index Fund
Northern Lights Variable Trust
% TOPS® Aggressive Growth ETF Portfolio
% TOPS® Balanced ETF Portfolio
% TOPS® Conservative ETF Portfolio
% TOPS® Growth ETF Portfolio
% TOPS® Moderate Growth ETF Portfolio
Deutsche DWS Variable Series II
% DWS Global Income Builder VIP
DFA Investment Dimension Group, Inc.
% VA Global Bond Portfolio
% VA International Small Portfolio
% VA International Value Portfolio
% VA U.S. Large Value Portfolio
% VA U.S. Targeted Value Portfolio
% VIT Inflation-Protected Securities Portfolio
Nationwide Variable Insurance Trust (NVIT)
% NVIT BlueprintSM Aggressive Fund
% NVIT BlueprintSM Balanced Fund
% NVIT BlueprintSM Capital Appreciation Fund
% NVIT BlueprintSM Conservative Fund
T. Rowe Price Equity Series
% T. Rowe Price Health Sciences Portfolio
Nationwide Life Insurance Company
% Fixed Account
% Long-Term Fixed Account1
1 Stringent premium and transfer restrictions are enforced for the Long-Term Fixed Account.
This fund supplement may not show all investment options available with the policy. Request a copy of the statutory prospectus for a full list of investment options.

3b) Investment Options - for use when the Extended No-Lapse Guarantee Rider is elected. Alocations must be in whole numbers and the total must be 100%.
American Funds Insurance Series®
% American Funds Insurance Series® - Asset Allocation Fund
Deutsche DWS Variable Series II
% DWS Global Income Builder VIP
Invesco Investments
% Invesco V.I. Balanced-Risk Allocation Fund
Nationwide Variable Insurance Trust
% NVIT BlueprintSM Aggressive Fund(NVIT)
% NVIT BlueprintSM Balanced Fund
% NVIT BlueprintSM Capital Appreciation Fund
% NVIT BlueprintSM Conservative Fund
% NVIT BlueprintSM Moderate Fund
% NVIT BlueprintSM Moderately Aggressive Fund
Northern Lights Variable Trust
% TOPS® Aggressive Growth ETF Portfolio
% TOPS® Balanced ETF Portfolio
% TOPS® Conservative ETF Portfolio
% TOPS® Growth ETF Portfolio
% TOPS® Moderate Growth ETF Portfolio
Nationwide Life Insurance Company
% Fixed Account
This fund supplement may not show all investment options available with the policy. Request a copy of the statutory prospectus for a full list of investment options.
4. ENLG Advantage Program
This optional program is only available at policy issue if the Extended No-Lapse Guarantee Rider is elected. Eligible policies qualify for a reduction in the premium needed to support the Extended No-Lapse Guarantee Rider. Consult with your insurance professional to see if your illustration indicates you will receive a benefit by participating in the program. Stringent transfer restrictions are enforced and there is a penalty for ending the program early. Please refer to the prospectus for details.
All premium received in the first policy year is allocated to the Nationwide NVIT Government Money Market Fund, including premium received early to pay the second policy year premium. The cash value in the program will be transferred monthly to the investment option elected below over the duration of the program. Transferred amounts are determined by dividing the remaining cash value attributed to the program by the number of months remaining.
By selecting one of the options below, I understand I am enrolling in the program and the monthly transfer will use the below investment option election to transfer value to.
Select One:
☐ Use the Net Premium Allocations I elected in Section 3
☐ Use the investment option allocations designated below: (Allocations must be a whole number and the total must be 100%)
INVESTMENT OPTION NAME
%
%
%
%
%
%
%
%
%
%
        Total = 100%

5. Optional Elections
a. Investment Option Directed Monthly Deduction
Once the policy is issued, changes to any optional election may require written instructions from Policy Owner(s).
If the selected Investment Option’s value is not sufficient for the full monthly deduction, any portion of the monthly deduction that was not taken and all future monthly deductions will be deducted from the other investment options as described in the prospectus until sufficient premium is paid into the selected Investment Option again.
Please deduct from the following Investment Option: (check only one box)
☐ Nationwide NVIT Government Money Market Fund
☐ Selected Investment Option
☐ Fixed Account
Please Note: The Long-Term Fixed Account, the Enhanced Dollar Cost Averaging allocation, and any cash value allocated to the ENLG Advantage Program are not available for directing monthly deductions.
b. Dollar Cost Averaging
This feature is not available for election with the ENLG Advantage Program (Section 4) until after the policy is in force.
Transfers must be at least $100.
The monthly transfer from the Nationwide Fixed Account must be equal to or less than 1/12th of the Fixed Account value when the Dollar Cost Averaging Program is requested. If the amount elected is more than 1/12th of the Fixed Account value, we will transfer the maximum amount permitted.
Transfers to the Fixed Account and the Long-Term Fixed Account are not available as part of Dollar Cost Averaging.
Dollar Cost Averaging will begin the 1st day available from the Policy Date.
Please make sure the investment option selected has a percentage allocation in Section 3. Otherwise, cash value will not be in the investment option to transfer and Dollar Cost Averaging will not be set up.
Please transfer $                             per month from the: (Check only one box.)
            ☐ Nationwide NVIT Government Money Market Fund             ☐ Nationwide Fixed Account
To:
INVESTMENT OPTION NAME
$
$
$
$
$
$
$
$
$

c. Asset Rebalancing
This feature is available when net premium is allocated to more than one investment option.
Fixed Account, Long-Term Fixed Account, the Enhanced Dollar Cost Averaging allocation, and any cash value allocated to the ENLG Advantage Program are not available for asset rebalancing.
Asset rebalancing is limited to a maximum of 20 Variable sub-accounts.
Allocations must be in whole percentages and must total 100%.
Asset Rebalancing will begin the 1st day available from the Policy Date, then at the frequency you elect below, until Nationwide receives your request to terminate the program.
Asset Rebalancing will have no effect on the net premium allocations. Changes to Net Premium Allocations will have no effect on the Asset Rebalancing program.
Please rebalance at the elected frequency: (check only one box)
☐ Quarterly            ☐ Semi-Annually            ☐ Annually
Select One:
☐ Use the Net Premium Allocations I elected in Section 3 to asset rebalance
☐ Use investment option allocations designated below: (Allocations must be a whole number and the total must be 100%)
INVESTMENT OPTION NAME
                         %
                         %
                         %
                         %
                         %
                         %
                         %
                         %
                         %
        Total = 100%

6. Transfer Authorization for Producer	☐ By checking this box, you have authorized and directed Nationwide to accept instructions from the Producer to execute transfers among the investment options available under your Policy, to execute allocation Directed Monthly Deductions on your behalf. This power is personal to the Producer, and may be delegated Nationwide and only to individuals employed or under control of the Producer for administrative/processing not available for use by any person or organization providing any type market-timing advice or service. authority of the Producer to act on your behalf at any time by written notification to you. If the box above is checked, your Producer's signature below and your signature at the end of this application for yourselves, your heirs and the legal representatives of your estates and your successors in interest hold harmless Nationwide from any and all liability in reliance on instructions given under the authority described Producer also agree to jointly and severally indemnify Nationwide for and against any claim, liability or action taken by Nationwide in reliance of such instructions. X Signature of Producer	signing this application changes and/or executing by written notification to purposes. This power is Nationwide may revoke the represents agreement or assigns to release and above. You and the expense arising out of any
7. Rights of Transfer for Co-Owners	If there is more than one Policy Owner or Trustee, all Policy Owners and Trustees must authorize all transfers options, or allocation changes, and executing Directed Monthly Deductions, unless an option is selected ☐ Act Independently – Transfers, allocation changes, and executing Directed Monthly Deductions may Owner or Trustee. ☐ Designate One – Transfers, allocation changes, and executing Directed Monthly Deductions may only named Policy Owner or Trustee:	among the investment below: be made by ***any*** Policy be made by the following
8. Important Notice	**I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT RETURN ON THE SUB-ACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CASH VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN FOR THE POLICY. NO MINIMUM CASH VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.**	

9. Suitability **STOP** *All questions are required to be answered.*	a. Do you understand that the Death Benefit and Surrender Value may increase or decrease depending on the investment experience of the Variable Account?	☐ Yes	☐ No
	b. Do you believe that this policy will meet your insurance needs and financial objectives?	☐ Yes	☐ No
	c. Have you received a current copy of the prospectus?	☐ Yes	☐ No
	d. I understand that I selected the Premium shown in the illustration to show Nationwide how much Premium I intend to pay. Illustrated hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. I understand that this is a variable insurance product with the potential for unfavorable investment experience, including extended periods of significant stock market decline. In the event of any unfavorable investment experience, I understand that I may be required to pay additional Premium in order to meet my goals and/or to prevent the policy from Lapsing.	☐ Yes	☐ No

10. Signatures *If there are additional Owners on the policy, please attach a blank sheet with the additional signatures.*	Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Signed on ______________, ______ Month/Day Year	
	X Signature of Applicant/Owner/Trustee	X Signature of Applicant/Owner/Trustee
	X Signature of Applicant/Owner/Trustee	X Signature of Applicant/Owner/Trustee

Nationwide Application for Individual Life Insurance Nationwide Life and Annuity Insurance Company PO Box 182835, Columbus, Ohio 43218-2835 Fax to: 1-888-677-7393 ● www.nationwide.com Part A – Client Information 1. Proposed Primary Insured Name (First, MI, Last) SSN/Tax ID # Address City State Zip Code County Sex Former Name El M El F Marital Status El Married Age Date of Birth (mm/dd/yyyy) State of Birth (If outside U.S., provide country.) El Single El Other Phone # ( ) Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account. Email Address Driver’s License #/State of Issue Occupation Employer Annual Income Net Worth Can you read and understand English? El Yes El No    If “no”, please provide primary spoken language: Citizenship (If other than U.S., submit Foreign Nationals or Foreign Travel Questionnaire.) El U.S. El Green CardHolder Issue Date Expiration Date El Visa: Type Issue Date Date    Expiration Date Date El Other Expiration 2a. Proposed Additional Insured – If applicable, complete for Joint Insured for Survivorship Life Plan. Joint Proposed Additional Insured Information Only: Name (First, MI, Last) SSN/Tax ID # Address El (Check box if same as Proposed Primary Insured.) City State Zip Code County Sex Former Name El M El F Relationship to Primary Insured Date of Birth (mm/dd/yyyy) State of Birth (If outside U.S., provide country.) Phone # ( ) Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account. Email Address Driver’s License #/State of Issue Occupation Employer Annual Income Net Worth Can If “no”, you please read and provide understand primary English? spoken language: El Yes El No    Citizenship (If other than U.S., submit Foreign Nationals or Foreign Travel Questionnaire.) El U.S. El Green CardHolder Issue Date Expiration Date El Visa: Type Date Expiration Date El Other Issue Date Expiration Date ICC21-LAAA-0115AO Page 1 of 9 (09/2021)

2b. Proposed Additional Insured – If applicable, complete for Term Rider on Another Covered Person (i.e. Children). If additional space is required, use Special Instructions Section. Child Proposed Additional Insured Information Only: Relationship Address & Phone #    Name of Child Birth Birth SSN/ to Primary (Check box if same as    Sex Height Weight Insured(s) Date State Tax ID # Insured Proposed Primary Insured.) 3. Owner – Complete ONLY if Owner is not the Proposed Primary Insured. Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy. TRUST—Submit a copy of first and signature pages of Trust document. If more than two Owners are requested, use Special Instructions Section. Type of Owner Individual Employer Trust Rabbi Trust Relationship to Insured SSN/Tax ID/Trust Tax ID #    Other ______________________________________    Individual Name (First, MI, Last) or Employer Name DOB (if applicable) (mm/dd/yyyy)    Exact Name of Trust or Plan Current Trustee(s) Date of Trust or Plan Address (Check box if same as Proposed Primary Insured) City State Zip Code County Email Address Phone # ( ) Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account. Citizenship    U. Green S. Card Holder Issue Date Expiration Date    Visa: Type Issue Date Expiration Date    Other Issue Date Expiration Date If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner’s estate. 2) All notices will be mailed to the one address listed above un less otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed. Type of Owner Individual Employer Trust Rabbi Trust Relationship to Insured SSN/Tax ID/Trust Tax ID #    Other Joint Individual Name (First, MI, Last) or Employer Name DOB (if applicable) (mm/dd/yyyy) Exact Name of Trust or Plan Current Trustee(s) Date of Trust or Plan Address (Check box if same as Proposed Primary Insured) City State Zip Code County Email Address Phone # ( ) Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account. Citizenship    U.S.    Green Card Holder Issue Date Expiration Date    Visa: Type Issue Date Expiration Date    Other Issue Date Expiration Date ICC21-LAAA-0115AO Page 2 of 9 (09/2021)

4. Contingent Owner – Complete this section to name an alternative Owner in the event the Insured survives the Owner. Name (First, MI, Last) SSN/Tax ID # Address 0 (Check box if same as Proposed Primary Insured) City State Zip Code County Relationship to Insured Date of Birth (mm/dd/yyyy)    Citizenship    0 U.S. 0 Green Card Holder Issue Date Expiration Date 0 Visa: Type Issue Date Expiration Date 0 Other Issue Date Expiration Date 5. Secondary Addressee – NOTE: While a policy is in force, you have the right, at any time, to designate a “Secondary Addressee” by sending us written request containing the name and address of such person. Name (For the purpose of notification of past due premium payment and possible lapse in coverage.) Address 6. Primary Beneficiary Designations – If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary. If additional space is required, use Special Instructions Section. When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insure d, or in full to the last surviving Beneficiary, unless some ot her distribution of proceeds is provided. 0 Check this box if the Primary Beneficiary and the Owner are the same. For Proposed Primary Insured Primary Beneficiary(ies) Share Relationship Birth Date or Name(s) or Trust and SSN/Tax ID # Address & Phone # % to Insured(s) Trust Date Trustee(s)7. Contingent Beneficiary Designations – If additional space is required, use Special Instructions Section. For Proposed Primary Insured Contingent Beneficiary(ies) Share Relationship Birth Date or Name(s) or Trust and SSN/Tax ID # Address & Phone # % to Insured(s) Trust Date Trustee(s)Plan Information 8. Life Insurance Plan – The Variable Life Fund Supplement MUST be completed if applying for a Variable Product. The IUL Allocation Form MUST be completed if applying for an Indexed UL Product. Product (select one and print the Plan Name below): 0 No-Lapse Guarantee Universal Life—(Select One): 0 0 Term Life – Term Level Period (Select One): Guarantee up to Attained Age 70 0 10 Year 0 20 Year 0 Guarantee up to Attained Age 120 0 15 Year 0 30 Year 0 Universal Life 0 Variable Universal Life 0 Indexed Universal Life 0 Whole Life 0 Survivorship Life Plan Name: (REQUIRED: Print complete name of product being applied for, refer to the Illustration/Sales Proposal for the correct Plan Name.) Base Specified    Additional Term Rider/Supplemental    Total Specified Amount Amount    Coverage Amount (check plan for    (including Additional Term Rider/Supplemental    + availability) = Coverage) $ ________________ $ __________________________________    $ ____________________________________________ ICC21-LAAA-0115AO Page 3 of 9 (09/2021)

9. Additional Options – Complete this section if you applied for a Variable Universal, Universal or Survivorship Life Plan. Death Benefit Option (If No Option is selected here, Option 1 is elected.)    Option 1 (The Specified Amount, or a multiple of the Value, or a multiple Value, whichever of the Cash/Accumulated is greater.)    Cash/Accumulated Option    2 (The Specified Amount, plus the Cash/Accumulated Value, whichever is greater.) Premium Account at %* interest or a    Option 3 multiple (The Specified of the Cash/Accumulated Amount, plus the Accumulated Value, is greater.) *Enter a percentage up to 12% maximum, is entered or the Owner is not a business entity, 0% will whichever ONLY if the Owner is a business entity. If Internal Revenue Code Life Insurance Qualification Test Option    Guideline Premium/Cash Value Corridor Test    Cash Value Accumulation Test (If no selection is made here, the Guideline Premium/Cash Value Corridor Test is elected.) 10. Optional Benefits – Check Plan for Availability. Variable or Universal Life Plans Only (Subject to Plan availability.)    Children’s Term Insurance Rider ....................$ Return of Premium Feature    Long Term Care Rider*...................................$ (Periodic Access Minimum Surrender Value Rider)    *Complete Supplement for Long Term Care Rider. Surrender Value Enhancement Rider Benefit Option must be selected (Subject to Plan availability):    Accidental Death Rider.......................$ (Not available on                 100% Waiver, 110% Account Value    Extended No-Lapse Guarantee Rider** VUL plans) Guarantee up to Attained Age 90    100% Waiver, 100% Account Value    Guarantee up to Attained Age 120    75% Waiver, 100% Account Value    **This rider is not available with the Premium Waiver Rider. Surrender Charge Option    Change of Insured Rider Other Rider(s) (Please select only one option below. After the policy is issued, this option cannot be changed.) Can select only one: Surrender Charge Waiver Option (High Early    Premium Waiver Rider....................................$ Cash Value) Waiver of Monthly Deductions Rider Standard Surrender Charge (Performance) Survivorship Variable or Survivorship Universal Life Plans Only (Subject to Plan availability.)    Four Year Term Rider .....................................$ Can select only one:    Extended No-Lapse Guarantee Rider Long Term Care Rider*.............................. $        Guarantee up to Attained Age 90 *Complete Survivorship Supplement for Long-Term Care    Guarantee up to Attained Age 120 Rider. Other Rider(s) Policy Split Option Rider    Other Rider(s)Whole or Term Life Plans Only (Subject to Plan availability.)    Children’s Term Insurance Rider ....................$ Owner’s Waiver of Premium Death or Disability Benefit    Accidental Death Benefit Rider.......................$ Rider (Complete Part B for the Owner)Guaranteed Insurability Benefit Rider .............$ Occupation    Waiver of Premium Disability Benefit Rider Height    Owner’s Waiver of Premium Death Benefit Rider Weight (Complete Part B for the Owner) State of Birth Occupation Other Rider(s)Height Other Rider(s)Weight Other Rider(s)State of Birth    Policy will be issued with Automatic Premium Loan Option (APLO) for Whole Life Plans only, if available, unless the box below is checked. Amounts loaned under the Automatic Premium Loan Option are added to Indebtedness, which includes policy loan principal and interest due. Interest is charged on Indebtedness on a compounded basis, interest not paid when due is added to Indebtedness and begins to be charged interest.    No, do not issue with APLO. ICC21-LAAA-0115AO Page 4 of 9 (09/2021)

Billing and Premium Information – *(Funds must be drawn from U.S. Institutions.)*

If you would like to set up electronic payments via Automated Clearing House (ACH) debit for your initial premium, any billing frequency, or for a one-time adjustment payment, you will also need to complete the Life New Business Automated Clearing House (ACH) Authorization form.

11. Initial Amount Paid with Application – *Check the applicable option and indicate the premium amount being submitted with the application. Be sure to review Temporary Insurance Agreement to verify if the Proposed Insured qualifies to submit premium with the application.*

☐ Check/Wire amount with application .... $

(**NOTE:** Make all checks payable to **NATIONWIDE**.)

☐ Electronic Debit (or Automated Clearing House (ACH) debit) for initial premium payment[1] $

If selected, complete Life New Business Automated Clearing House (ACH) Authorization form.

12. Other Payment Options - *Check the applicable payment option(s) and indicate the premium amount.*

☐ 1035 Exchange .... $

☐ Other .... $

13. Future Billing Options - *Check the applicable billing option(s) and indicate the premium amount.*

☐ Direct Bill .... $

Select Direct Bill Frequency: ☐ Quarterly ☐ Semi Annually ☐ Annually

☐ List Bill *(if known)*: ________ $

☐ Recurring ACH debit *If selected, complete Life New Business Automated Clearing House (ACH) Authorization form.*

14. Payor Information - *If someone other than the Insured(s) or the Owner is billed for the premium for this policy.*

Designation as a Payor does not constitute acceptance of any liability on the part of the Payor, or Nationwide, for services provided to the Policy Owner. The designation does not create the right to inquire or request changes on the life insurance policy. A designated Payor, is limited to receive information on billing and payment inquires. This encompasses any information necessary for the Payor to be able to make payments on the policy to keep the policy active and in good standing.

Payor Name *(First, MI, Last)*			
Payor Address	City	State	Zip Code
Email	Phone Number	Relationship to Owner	

Insurance Information

15. Replacement and Other Policy Information – *Be sure to answer all questions. If applicable, check the appropriate box.*

a. Do you have any other Life Insurance or Annuities currently in force? *(If "yes", list below.)*	☐ Yes ☐ No
b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? *(If "yes", provide name of Company, amount applied for and purpose of coverage.)*	☐ Yes ☐ No
c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? *(If "yes", list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.)*	☐ Yes ☐ No
d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that is no longer in force? *(If "yes", provide name of Company, face amount and reason coverage is no longer in force.)*	☐ Yes ☐ No
e. Have you applied for Life Insurance or Annuities in the past 12 months? *(If "yes", provide name of Company, and face amount.)*	☐ Yes ☐ No

Insured	Company	Policy Number	Amount Of Coverage	Year Issued	To Be Replaced	1035 Exch	Lapsed/ Surrendered	Nationwide Term Conversion
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐

Financial and Health Information

16. Financial – *For coverage amounts $100,000 and above, all questions must be answered by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s). Provide additional details for all "yes" answers in Special Instructions Section unless instructed otherwise.*						
For all coverage amounts $100,000 and above, both questions must be answered by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s). For each "yes" answer, indicate the appropriate item(s) and provide details.	Proposed Primary Insured		Proposed Additional Insured		Owner/ Trustee if other than Proposed Insured(s)	
	Yes	No	Yes	No	Yes	No
a. Has any party to this application ever sold, assigned, agreed or arranged to sell/assign, or discussed the possibility of selling/assigning this or any other life policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☐	☐	☐	☐	☐
b. Will any portion of the current or future premium for this policy be financed or will any Policy Owner(s) or Insured(s) receive any payment in connection with the insurance issued on the basis of this application?	☐	☐	☐	☐	☐	☐

17. Tobacco Use		
Have you used tobacco or nicotine in any form?	**Proposed Primary Insured**	**Proposed Additional Insured**
In the last 12 months?	☐ Yes ☐ No *If "yes", date last used.*	☐ Yes ☐ No *If "yes", date last used.*

18. Special Instructions – *If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.*

Part C – Fraud Statement and Important Notices

Fraud Statement: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Pre-Notice of Procedures as Required by The Fair Credit Reporting Act: This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

- An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and
- You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing.
- Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835. In the event of an adverse decision, you will be notified in writing.

MIB, Inc. Disclosure Notice: Information regarding your insurability will be treated as confidential. Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a not for profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is 50 Braintree Hill Park, Suite 400, Braintree, Massachusetts 02184-8734, telephone number 866-692-6901. The website address of the MIB, Inc. information office is www. mib.com. Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Part C - Fraud Statement and Important Notices (cont'd) Information Practices: Nationwide has a privacy policy to protect your personal information, and it is available to you upon request. To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources, including consumer reports such as an insurance score based on information contained in your credit report. Personal information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law. You have the right to access and correct your personal information. Part D - Agreement, Authorization and Signature Agreement: I understand and agree that: This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application. The Proposed Insured or Owner has a right to cancel this application at any time by contacting their Financial Professional or Nationwide Life and Annuity Insurance Company ("Nationwide") in writing. No Financial Professional, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company's rights or requirements. If the full first premium is made in exchange for a Temporary Insurance Agreement, Nationwide will only be liable to the extent set forth in that Agreement. If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred. Nationwide may obtain and use consumer reports for each insured in the processing and/or underwriting of this application for life insurance. No Illustration Acknowledgment - For all products other than Term and Whole Life If a signed illustration matching the life insurance policy as applied for is not being submitted to Nationwide, please select the reason why: I did not receive a life insurance illustration The life insurance illustration provided to me does not match the life insurance policy as applied for By signing this application: Applicant Acknowledgment - I understand that an illustration matching the life insurance policy as issued will be provided to me no later than the time the life insurance policy is delivered. Financial Professional Acknowledgment - I have not presented an illustration as applied for and will provide an illustration matching the policy as issued no later than the time the policy is delivered. A signed copy must be returned to Nationwide. For ME, MA, PA, and WA only - if a life insurance illustration was displayed electronically and no hard copy was provided to the applicant, please submit the No Illustration Acknowledgment Form. Taxpayer ID Number - Check box, if applicable. I certify under penalties of perjury that: The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and, I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding, and I am a U.S. citizen or other U.S. person, and, The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (FATCA does not apply as this is a U.S. account) Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return. Electronic Delivery Election As Policy Owner, I have access to the Internet and I elect to receive all documents available to be electronically delivered (This election requires owner consent of the Electronic Document Delivery Agreement, which will be sent separately) As Policy Owner, I do not elect to receive documents electronically

Part D - Agreement, Authorization and Signature (cont'd) HIPAA Compliant Authorization: I, the Proposed Primary Insured or Proposed Additional Insured (if applicable), authorize any licensed physician; health care professional; hospital; clinic; laboratory; pharmacy or pharmacy benefit manager; any source who maintains prescription drug records and related information; medical facility; insurance company; health care provider; or any other organization; institution; or person who has health information about me, to release and disclose all health information and medical records, in any format including, but not limited to electronic and/or paper format, to Nationwide Life and Annuity Insurance Company ("Nationwide"), its agents; employees; representatives; vendors; or sub-contractors; including, but not limited to; Conduent Health Assessments, LLC. Information disclosed under this form is to be used for purposes of underwriting my application in order to determine eligibility for life insurance, long-term care insurance if the Long-Term Care Rider is elected, and to detect fraud or abuse. This medical or health information may include information on the diagnosis and treatment of mental illness; alcohol; and drug use. This also may include information on the diagnosis; treatment; and testing results related to HIV; AIDS; and sexually transmitted diseases, unless otherwise restricted by state law. I understand that the aforementioned parties requesting access to my (electronic or paper) medical records are acting as a patient authorized representative and will attempt to access my medical records in the most efficient manner possible; including, without limitation, electronic interchange through a health information exchange or directly through my providers' electronic health record system. I understand that information used and disclosed according to this form for the purpose of applying for long-term care insurance will no longer be protected by Subpart E of the Regulations from the U.S. Department of Health and Human Services according to the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") relating to the privacy of my health information. I further understand that information disclosed according to this form may be subject to re-disclosure by the recipient and no longer be protected by certain federal rules governing privacy of my health information. I also authorize MIB, Inc.; and any MIB member insurer; to provide any medical or personal information that it has about me to Nationwide Life and Annuity Insurance Company; its reinsurer; or any MIB authorized third party administrator performing underwriting services on Nationwide Life and Annuity Insurance Company's behalf. I also authorize Nationwide Life and Annuity Insurance Company; its reinsurer; or authorized third party administrator; to make a brief report of my personal health information or protected health information to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; medical practitioner; hospital; clinic; pharmacy or pharmacy benefit manager; medical facility; or other health care provider to release and disclose my entire medical health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed; or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I agree that a photocopy of this form is as valid as the original. I understand that I have the right to revoke this authorization at any time. Written requests for revocation should be sent to Nationwide Life and Annuity Insurance Company, Attention: Underwriting; P.O. Box 182835; Columbus, Ohio 43218-2835. I understand that my revocation will not apply to information that has already been released in response to this authorization. I also understand that my revocation is not effective to Nationwide when it has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that I may refuse to sign this form. I understand that my refusal to sign will not affect my treatment or payment for health care; enrolling in a health plan; or establishing eligibility for benefits. I further understand that if I refuse to sign this form, or if I revoke this form before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this completed form upon written request to Nationwide. Proposed Insured(s) and Owner/Trustee Signatures - For all coverage amounts $100,000 and above, both Financial questions in Section 16 are required to be answered for both the Proposed Insured(s) and Owner, if not Proposed Insured(s). IF YOU ARE SIGNING ON BEHALF OF AN ENTITY, YOU REPRESENT THAT YOU ARE AUTHORIZED TO EXECUTE THIS DOCUMENT AND TO FURTHER REPRESENT THAT ALL REQUIREMENTS OF THOSE ENTITIES INCLUDING THE USE OF ANY SEAL (IN THE CASE OF A CORPORATION AND/OR TRUST) HAVE BEEN MET. I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE AND COMPLETE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Signed at , on , City/State Month/Day Year X Full Name of Proposed Primary Insured (print) Signature of Proposed Primary Insured (or parent if Proposed Primary Insured is under age 15) X Full Name of Proposed Additional Insured (print) Signature of Proposed Additional Insured (if to be Insured) X X Signature of Applicant/Owner Signature of Applicant/Owner (if other than the Proposed Insured(s)) (if other than the Proposed Insured(s)) Part E - Financial Professional's Certification Financial Professional's Certification - Be sure to answer the replacement question below. Will Will Not To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance or Annuities. Firm Financial Producer's Nationwide # ICC21-LAAA-0115AOPage 8 of 9 (09/2021)

Temporary Insurance Agreement Nationwide Life and Annuity Insurance Company, Columbus, OH This Agreement provides a limited amount of Life lnsurance coverage, for a limited period of time, subject to the terms of this Agreement. Health Question - Question must be answered by each Proposed Insured(s). Proposed Primary Insured Proposed Additional Insured Any Child Has anyone here proposed for insurance: Yes No Yes No Yes No To the best of your knowledge and belief, within the past 10 years, been treated for, been given medical advice from a licensed health care provider, or been diagnosed by a licensed health care provider as having: angina, or chest pain or discomfort; heart attack, heart murmur, or any other heart disorder; epilepsy, stroke or diabetes; AIDS (Acquired Immune Deficiency Syndrome), any AIDS-related disorder or positive HIV (Human Immunodeficiency Virus) test result; any brain, nervous, or mental disorder, any drug or alcohol addiction; any kidney disorder (other than kidney stones); or any cancer or other malignancy? If the above question is answered YES or LEFT BLANK, NO COVERAGE will take effect under this Agreement and no representative of Nationwide Life and Annuity Insurance Company is authorized to accept money, and/or provide a temporary insurance receipt to the applicant. Terms and Conditions Amount of Coverage - $1,000,000 overall maximum for all applications or agreements. Temporary Insurance under this Agreement will commence on the date of the application if the full first premium for the mode selected has been paid and accepted by Nationwide or authorized by Electronic Funds Transfer as advance payment for an application for Life Insurance. If any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated Beneficiary the lesser of: the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or $1,000,000 This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds. Date Coverage Terminates - 60 DAYS maximum coverage. Temporary Life Insurance under this Agreement will terminate automatically on the earliest of: 60 days from the date of this signed Agreement, or the date any policy is offered or issued to the Proposed Insured in connection with the above application, or the date Nationwide mails notice of termination of coverage and refund of the advance payment to the Proposed Insured, or the Owner, if different than the Proposed Insured. Limitations Fraud or material misrepresentation in the application or in the answers to the Health question of this Agreement invalidates this Agreement and Nationwide's only liability is for refund of any payment made. This Agreement does not provide coverage for Proposed Insured's who are under 15 days of age or over the age of 70 on the date of the Agreement. If any Proposed Insured dies by suicide, while sane or insane, Nationwide's liability under this Agreement is limited to a refund of the payment made. There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation or if the Electronic Funds Transfer is not processed by the bank. No one is authorized to waive or modify any of the provisions of this Agreement. Signatures Proposed Insured(s) and Owner Signatures I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. Dated (mm/dd/yyyy) X Signature of Proposed Primary Insured (or parent if Proposed Primary Insured is under age 15) XX Signature of Applicant/Owner Signature of Proposed Additional Insured (if other than the Proposed Insured(s)) (if to be Insured) Initial Premium Receipt and Financial Professional's Signature - Be sure to include the initial premium payment amount. An initial premium payment in the amount of $has been submitted with this application. I have advised the Applicant/Owner that additional premium may need to be submitted at time of delivery. X Signature of Financial Professional Firm Financial Professional's Nationwide# Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. (C)2021 Nationwide ICC21-LAAA-0115AO Page 9 of 9 (09/2021)

Application for Individual Life Insurance Nationwide Life And Annuity Insurance Company PO Box 182835, Columbus, Ohio 43218-2835 Fax to: 1-888-677-7393 " www.nationwide.com Part B - Personal And Health Information Proposed Insured(s) Proposed Primary Insured (First, MI, Last) SSN/Tax ID # Proposed Additional Insured (First, MI, Last) SSN/Tax ID # Tobacco Use Proposed Primary Insured Proposed Additional Insured In the past 5 years, have you vaped or used tobacco, nicotine or marijuana in any form? 0 Yes 0 No If "yes", date last used. 0 Yes 0 No If "yes", date last used. (mm/yyyy) (mm/yyyy) If "yes", check all forms of tobacco or nicotine products used. If Cigar, please provide the number used per month. 0 Cigarettes 0 Cigar(s) 0 Cigarettes 0 Cigar(s) 0 E-Cigarettes/Vapor 0 Pipe 0 Chewing Tobacco/Snuff 0 Hookah 0 Other Tobacco 0 Marijuana 0 Nicotine Products (Gum, Patch, etc.) 0 E-Cigarettes/Vapor 0 Pipe 0 Chewing Tobacco/Snuff 0 Hookah 0 Other Tobacco 0 Marijuana 0 Nicotine Products (Gum, Patch, etc.) Physical Measurements - Fill in information for the Proposed Primary Insured and Proposed Additional Insured. Height Current Weight Weight 1 Year Ago Details of Weight Gain or Loss Proposed Primary Insured Proposed Additional Insured Personal Physicians - If Child Rider coverage is requested, use an additional blank sheet to add Personal Physician information for each child. Proposed Primary Insured Proposed Additional Insured Any Child Name of Personal Physician: Address: Telephone Number: Date Last Consulted: Reason Last Consulted and Outcome: Treatment Given or Medication Prescribed: ICC17-LAAA-0116AOPage 1 of 4 (04/2017)

5. Personal Details - Explain all "yes" answers in Section 6 Details box below unless instructed otherwise. All questions are to be answered by each Proposed Insured. For each "yes" answer, indicate the appropriate item(s) and provide details. Proposed Primary Insured Proposed Additional Insured Any Child Yes No Yes No Yes No Have you ever had any application for Life Insurance (or any application for reinstatement for Life Insurance) declined, postponed, rated-up, or limited? In the past 5 years, have you applied for or received disability payments for any illness or injury? In the past 2 years, have you engaged in, or do you intend to engage in within the next 12 months: flying as pilot; organized racing of any type of motor-powered vehicle; scuba diving, mountain climbing, or any type of sky sports? (If "yes", please complete an Aviation/Hazardous Activities Questionnaire.) In the past 5 years, have you pled guilty to or been convicted of reckless driving, driving under the influence of alcohol or drugs, had a driver's license suspended or revoked, or in the past 3 years had more than three moving violations? Have you ever been convicted of, or pled guilty or no contest to a felony or been charged with a violation of any criminal law that is still pending? In the next 12 months, do you plan to travel or reside outside of the United States? (If "yes", complete Supplement for Foreign Nationals or Travel.) Are you a member or plan to be a member of the US Armed Forces, National Guard, or Reserves? (If "yes", complete Military Status Questionnaire.) Have you had any bankruptcies in the past 7 years or do you have any suits or judgments pending against you at this time? To the best of your knowledge, do you have a parent or sibling who died from cancer or cardiovascular disease prior to age 60? (If "yes", provide relationship to Proposed Insured(s), age at death, and cause of death, and if cancer, provide type.) 6. Explanation of Personal Details - If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) should sign and date additional pages. Question Letter Person Dates Details ICC17-LAAA-0116AO Page 2 of 4 (04/2017)

7. Health Questions - All questions are to be answered by each Proposed Insured. Explain all "yes" answers in Section 8 Details box unless instructed otherwise. See Section 9 Appendix for reference. Within the past 10 years, has a licensed medical professional diagnosed you with, or treated you for any of the following medical conditions: Proposed Primary Insured Proposed Additional Insured Any Child Yes No Yes No Yes No AIDS (Acquired Immune Deficiency Syndrome), HIV (Human Immunodeficiency Virus), or other AIDS-related condition? Disease or disorder of the heart? Disease or disorder of the arteries, blood, or blood vessels? Diabetes or any disorder of the endocrine system? Disease or disorder of the brain, muscle, or nervous system? Disease or disorder of the lungs or respiratory system? Cancer or tumors (other than basal cell carcinoma)? Disease or disorder of the kidneys or liver? Disease or disorder of the stomach or digestive system? Disease or disorder of the bones, joints, or back? Auto-Immune (other than HIV) or connective tissue disorder? ehavioral, psychological, or psychiatric disorder (including depression or anxiety)? Alcoholism, alcohol abuse, drug addiction, or illegal drug use? Disease of the ears, nose, throat, or eyes (excluding vision correction)? Disease or disorder of the reproductive system? Have you in the past 5 years: Consulted, been referred to, or been examined or treated by any health care professional or facility not already disclosed? Had any abnormal test that has not already been disclosed (excluding HIV)? Been medically advised to have any surgery, hospitalization, treatment or test that was not completed or results that you have not received (excluding HIV)? Taken or is currently taking any medications, other than already disclosed, to include prescription or over-the-counter medications for more than 5 days? (Give details of dosage and frequency.) 8. Details of Health History - If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) should sign and date additional pages. Question Letter Person Dates Details (Be specific. Give full names, addresses and telephone numbers (if available) of physicians, hospitals, etc.) ICC17-LAAA-0116AOPage 3 of 4 (04/2017)

9. Appendix to Section 7 Health Questions a. AIDS (Acquired Immune Deficiency Syndrome), HIV (Human Immunodeficiency Virus), or other AIDS-related condition b. Including, but not limited to, heart attack, chest pain, shortness of breath, congestive heart failure, heart murmur, valvular heart disease, irregular heart beat, palpitations, high blood pressure, or other defects or disorders of the heart c. Including, but not limited to, aneurysm, peripheral vascular disease, or any blockage or narrowing of the arteries or veins or other disorder of the blood vessels, anemia, elevated cholesterol, hemophilia, clotting factors, or any other disorders of the red or white blood cells or platelets d. Including, but not limited to, diabetes, high blood sugar, sugar in the urine, thyroid, parathyroid, pituitary, or any other disorders of the endocrine system e. Including, but not limited to, stroke or TIA (transient ischemic attack), Alzheimer's disease, dementia, memory loss, cognitive disorder, seizure, multiple sclerosis, muscular dystrophy, cerebral palsy, Parkinson's disease, ALS (Lou Gehrig's disease), or any form of muscular atrophy, or any other brain, spinal cord, or nervous system disorder f. Including, but not limited to, asthma, emphysema, COPD (Chronic Obstructive Pulmonary Disease), sleep apnea, or any other disease or disorder of lungs or respiratory system g. Including, but not limited to, leukemia, lymphoma, any malignant or benign tumor, cyst or polyp, or any disorder of the lymph glands h. Including, but not limited to, cirrhosis, hepatitis, protein or blood in urine, or any other disease or disorder of the kidney or liver i. Including, but not limited to, ulcerative colitis, Crohn's Disease, disease or disorder of the stomach, pancreas, gall bladder, or any other disease or disorder of the intestinal or digestive tract j. Including, but not limited to, arthritis, rheumatism, or any disease or disorder of the back, spine, bones, or joints k. Including, but not limited to, lupus, scleroderma, or any other connective tissue or other auto-immune disease l. Including, but not limited to, depression, anxiety, attention deficit disorders, bipolar, eating disorders, schizophrenia, or any other mental, behavioral, psychological, or psychiatric disorders m. Including, but not limited to, cocaine, narcotics, or misuse of prescription medication other than advised by a physician n. Disease of the ears, nose, throat, or eyes (excluding vision correction) o. Including, but not limited to, ovarian cyst/tumors, prostate enlargement, testicular mass, or any other disease or disorder of the reproductive system or breasts 10. Fraud Statement Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. 11. Proposed Insured(s) I acknowledge that all the statements and answers on this form are complete and true to the best of my knowledge and belief, whether written by my own hand or not, and I agree that they are to be the basis for any insurance issued hereon. I agree that a copy of this Part B shall be attached to and form a part of any policy issued. Signed this day of , Month/Day Year XX Signature of Proposed Primary Insured Signature of Proposed Additional Insured (or parent if Proposed Primary Insured is under age 15) (if to be Insured) Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. (C)2017 Nationwide ICC17-LAAA-0116 AO Page 4 of 4 (04/2017)

Nationwide®

Policy Adjustment Application *(Requires Underwriting Approval)* El Nationwide Life Insurance Company El Nationwide Life And Annuity Insurance Company

PO Box 182835, Columbus, Ohio 43218-2835 Fax to: 1-888-677-7393 • www.nationwide.com

Part A – Client Information

1.Proposed Primary Insured

Name *(First, MI, Last)* | Current Policy Number

SSN/Tax ID # | Address | City

State | Zip Code | County | Sex El M El F | Former Name

Marital Status El Married El Single El Other________ | Age | Date of Birth *(mm/dd/yyyy)* | State of Birth *(If outside U.S., provide country.)*

Phone # (   ) *Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.*

Email Address | Driver's License #/State of Issue

Occupation | Employer | Annual Income | Net Worth

Can you read and understand English? El Yes El No If "no", please provide primary spoken language: ____________________

Citizenship *(If other than U.S, submit Foreign Supplement.)*
El U.S.
El Green Card Holder *(Provide copy.)* Issue Date Expiration Date
El Other Issue Date ____________________ Expiration Date

2. Proposed Additional Insured – *If applicable, complete for either: a) Joint Insured for Survivorship Life Plan; or b) Term Rider on Another Covered Person (i.e., Spouse/Children). If additional space is required, use Special Instructions Section.*

Joint/Spouse Proposed Additional Insured Information Only:

Name *(First, MI, Last)* | SSN/Tax ID #

Address El *(Check box if same as Proposed Primary Insured.)* | City

State | Zip Code | County | Sex El M El F | Former Name

Relationship to Primary Insured | Date of Birth *(mm/dd/yyyy)* | State of Birth *(If outside U.S., provide country.)*

Phone # (   ) *Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.*

Email Address | Driver's License #/State of Issue

Occupation | Employer | Annual Income | Net Worth

Can you read and understand English? El Yes El No If "no", please provide primary spoken language: ____________________

Citizenship *(If other than U.S, submit Foreign Supplement.)*
El U.S.
El Green Card Holder *(Provide copy.)* Issue Date Expiration Date
El Other ____________________ Issue Date ____________________ Expiration Date ____________________

2. Proposed Additional Insured *(cont'd) – If additional space is required, use Special Instructions Section.*

Child Proposed Additional Insured Information Only:

Name of Child Insured(s)	Birth Date	Birth State	Sex	Height	Weight	SSN/ Tax ID #	Relationship to Primary Insured	Address & Phone # *(Check box if same as Proposed Primary Insured.)*
								☐
								☐
								☐
								☐

3. Complex Policy Changes – *Requires a Part B Personal and Health application to be submitted with this application*

☐ **a. Removal of Rating –** Remove or reduce rating on ______________ *(rated insured person, plan). For all rate reductions, list the physicians with the most current information on the related condition. Attach an appropriate questionnaire when applicable.*

☐ **Standard Plus/Preferred/Preferred Plus**

☐ **b. Change Tobacco class to Non Tobacco** ***(Please note, this is based on current medical history and last tobacco use.)***

☐ **c. Add additional child to existing Child Rider** ***(Fill out Section 2 Child Proposed Additional Insured Information for any child that was previously declined at the time the rider was originally issued.)***

☐ **d. Increase Base Amount/Existing Rider/Benefit** ***(Check plan for availability.)***

Specified ☐ Base to $ ______________

Specified Amount ☐ Rider to $ – ______________

Additional Term ☐ Long-Proposed specific Supplement to $ ______________

Term Care Additional Insured Supplement for Long-Term Care.)

(Complete the – Proposed Survivorship *for Long-Term Care or Survivorship* to $ ______________

product ☐ Long-Term *for* Insured *Supplement for Long-Term Care.)*

Care $ ______ Primary

(Complete $ ______

Supplement ☐ Spouse full rider name and new face amount. *(Refer to the Illustration/Sales Proposal for the*

Rider to ☐ Child's Rider to

☐ Other Riders: to $

to $

to $

☐ **e. Add Rider/Benefit** ***(Check plan for availability.)***

☐ Additional Term Rider $ ______________

☐ Long-Term Care *the product* specific Supplement $ ______________

(Complete Supplement Insured Insured *Supplement for Long-Term Care.)*

Rider $ – Proposed Primary – Proposed Additional for Survivorship Supplement for Long-Term *for Long-Term Care.)*

☐ Long-Term *(Complete* Rider $ ______________

☐ Spouse Rider $ ______ new face

☐ Child's Provide full rider name *name.)* and amount *(Refer to the Illustration/Sales Proposal for the*

$ *Care or Survivorship*

$

$

4. Premium and Billing Changes - *Premium and Billing information will stay the same unless instructed otherwise in this section.*

☐ a. Change Planned Periodic Premium to: $ *(Available on UL and VUL only.)*

☐ b. Change Premium Payment Mode to: ☐ Annual ☐ Semi-Annual ☐ Quarterly ☐ Other
☐ EFT *(Complete #4c Electronic Funds Transfer Authorization Section.)*

☐ c. Electronic Funds Transfer Authorization: *(Funds must be drawn from U.S. Institutions.)*

Draft Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annual ☐ Annual EFT amount: $	Draft Options: ☐ **Checking - Provide a pre-printed voided check. ☐ **Savings - Provide a letter from the bank indicating the Transmit/ABA number, Account number and Account Holder's name.
Draft Day (1st – 28th):	
(NOTE: Draft Day will be determined based upon policy effective date unless a day is requested.)	

If no check or deposit slip provided, indicate below the bank information to be used:

Financial Institution Name	Transit/ABA Number
Account Number	Type of Account: ☐ **Checking ☐ **Savings

***By providing my financial institution name and account information, I hereby authorize Nationwide Life Insurance Company/ Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account. (Funds must be drawn from U.S. Institutions.)*

Replacement, Financial and Health Information

5. Replacement and Other Policy Information – *Be sure to answer all questions. If applicable, check the appropriate box.*

a. Do you have any other Life Insurance or Annuities currently in force with Nationwide or any other company? *(If "yes", list below.)*	☐ Yes ☐ No
b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? *(If "yes", provide name of Company, amount applied for and purpose of coverage.)*	☐ Yes ☐ No
c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? *(If "yes", list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.)*	☐ Yes ☐ No
d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that is no longer in force? *(If "yes", provide name of Company, face amount and reason coverage is no longer in force.)*	☐ Yes ☐ No
e. Have you applied for Life Insurance or Annuities in the past 12 months? *(If "yes", provide name of Company, and face amount.)*	☐ Yes ☐ No

Insured	Company	Policy Number	Amount of Coverage	Year Issued	To Be Replaced	1035 Exch	Lapsed/ Surrendered	Nationwide Term Conversion
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐

6. Tobacco Use

Have you used tobacco or nicotine in any form?	Proposed Primary Insured	Proposed Additional Insured
In the last 12 months?	☐ Yes ☐ No *If "yes", date last used.* ____________	☐ Yes ☐ No *If "yes", date last used.* ____________

7. Special Instructions – *If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.*

Part C – Fraud Statement and Important Notices Fraud Statement: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Pre-Notice of Procedures as Required by The Fair Credit Reporting Act of 1970: This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance: ? An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and ? You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing. ? Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835. In the event of an adverse decision, you will be notified in writing. MIB, Inc. Disclosure Notice: Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a not for profit membership organization of life insurance companies, which o perates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is 50 Braintree Hill Park , Suite 400, Braintree, Massachusetts 02184-8734, telephone number 866-692-6901. The website address of the MIB, Inc. information office is www.mib.com. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. Information Practices: Nationwide has a privacy policy to protect your personal information, and it is available to you upon request. To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources, including consumer reports such as an insurance score based on information contained in your credit report. Personal information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law. You have the right to access and correct your personal information. Part D – Agreement, Authorization and Signature Agreement: I understand and agree that: ? This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application. ? The Proposed Insured or Owner has a right to cancel this application at any time by contacting their producer or Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company (“Nationwide”) in writing. No producer, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company’s rights or requirements. ? If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred. ? Nationwide may obtain and use consumer reports for each insured in the processing and/or underwriting of this application for life insurance. Taxpayer ID Number – Check box, if applicable. I certify under penalties of perjury that: ? The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and ? I am not subject to backup withholding because: ? I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or ? the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding; and ? I am a U.S. citizen or other U.S. person; and ? The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (FATCA does not apply as this is a US account). Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.

Part D – Agreement, Authorization and Signature (cont’d)    HIPAA Compliant Authorization: I authorize: any licensed physician or medical practitioner; any hospital; clinic; any pharmacy or pharmacy benefit managers; and other sources who maintain prescription drug records and related information; or other medical or medically related facility; any insurance company; MIB, Inc.; or any other organization; institution; or person; to disclose, in any format, including, but not limited to paper and/or electronic, any information concerning me; including, but not limited to, my entire medical/health r ecord to the Medical Director of Nationwide or its subsidiaries; affiliates; or sub -contractors; including, but not limited to; RSA Medical; for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investig ate claims. I understand that the aforementioned parties requesting access to my (electronic or paper) medical records are acting as a patient authorized representative and will attempt to access my medical records in the most efficient manner possible, in cluding electronic interchange through a health information exchange or directly through my providers’ electronic health record system. I also authorize Nationwide to make a brief report of my health information, including personal health information and p rotected health information, to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; health care professional; hospital; clinic; pharmacy or pharmacy benefit managers; medical facility; or other health care provider to release and disclose my entire medical/health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than tw o and one-half years (30 months) from the date it was signed, or the time limi t, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I understand that I have the right to revoke this form in writing, at any tim e, by sending a written request for revocation to Nationwide, Attention: Underwriting, P.O. Box 182835, Columbus, Ohio 43218 2835. I understand that a revocation is not effective to the extent that any of my providers have relied on this form; or to the ex tent that Nationwide has a legal right to contest a claim under an insura nce policy or to contest the policy itself. I further understand that if I refuse to sign this form to release my complete records, or, if I revoke this authorization before a policy is issu ed, Nationwide may not be able to process my application. I unders tand that my authorized representative or I have a right to a copy of this form by sending a request to Nationwide in writing. Proposed Insured(s) and Owner/Trustee Signatures I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Signed at onCity/State Month/Day Year X Full Name of Proposed Primary Insured (print) Signature of Proposed Primary Insured (or parent if Proposed Primary Insured is under age 15)    X Full Name of Proposed Additional Insured (print) Signature of Proposed Additional Insured (if to be Insured) X X Signature of Applicant/Owner Signature of Applicant/Owner (if other than the Proposed Insured(s)) (if other than the Proposed Insured(s)) X X__ Signature of Assignee (If Child Proposed Signature of Additional Child Proposed Insured Additional is age Insured 15 or older)    Part E—Producer’s Certification Producer’s Certification – Be sure to answer all three questions.    Yes No    a. I have truly and accurately recorded all Proposed Insureds’ answers on this application.    Yes Nob.    I have witnessed his/her/their signature(s) hereon. (If “no”, provide details in Special Instructions Section.)    Will Will Not c. To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance or Annuities.                X                Producer’s Name (print) Signature of Producer                Firm Producer’s Nationwide #                Producer’s Email Producer’s Phone Number

Conversion Application El Nationwide Life Insurance Company El Nationwide Life And Annuity Insurance Company PO Box 182835, Columbus, Ohio 43218-2835 Fax to: 1-888-677-7393 • www.nationwide.com    Part A – Client Information 1.Proposed Primary Insured Name (First, MI, Last) Print Current Policy Number SSN/Tax ID # Address City State Zip Code County Sex El Former Name El M F Marital Status El Married Age Date of Birth (mm/dd/yyyy) State of Birth (If outside U.S., provide country.) El Single El Other Phone # ( ) Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account. Email Address Driver’s License #/State of Issue Occupation Employer Annual Income Net Worth Can you read and understand English? El Yes El No    If “no”, please provide primary spoken language: Citizenship (If other than U.S, submit Foreign Supplement.)    El U.S. El Green Card Holder (Provide copy.) Issue Date Expiration Date El Other Issue Date ________________________ Expiration Date ______________________    2.Spouse/Child Proposed Additional Insured – If additional space is required, use Special Instructions Section. Spouse Proposed Additional Insured Information Only: Name (First, MI, Last) SSN/Tax ID # Address El (Check box if same as Proposed Primary Insured.) City State Zip Code County Sex El Former Name El M F Relationship to Primary Insured Date of Birth (mm/dd/yyyy) State of Birth (If outside U.S., provide country.) Phone # ( ) Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account. Email Address Driver’s License #/State of Issue Occupation Employer Annual Income Net Worth Can you read and understand English? El Yes El No    If “no”, please provide primary spoken language: Citizenship (If other than U.S, submit Foreign Supplement.)    El U.S. El Green Card Holder (Provide copy.) Issue Date Expiration Date El Other Issue Date Expiration Date Child Proposed Additional Insured Information Only: Relationship Address & Phone #    Name of Child Birth Birth SSN/ to Primary (Check box if same as    Sex Height Weight Insured(s) Date State Tax ID # Insured Proposed Primary Insured.)                El                El                 El                El ICC19-LAAA-0119AO Page 1 of 8 (09/2019)

Conversion Information 3. Application to Convert Individual or Group Term Insurance From: Check one of the following. a. Individual Term Insurance Policy No(s). and/or b. Individual Term Insurance Rider(s) attached to Base Policy No(s). and/or c. Individual Term Insurance for: Spouse Child Additional Insured (check which) now covered on a:    Spouse Rider Children’s Rider Family Rider    Additional Insured Rider (check which) on Policy No.    If Children’s the Spouse rider is being to be retained? converted from a Family Rider, or one Child is being converted from a Children’s Rider, is a    Yes No Certificate d. Group Policy No. Group No. Issued to (Name of Employer):                e. If not converting the full amount of term insurance, will the remaining term insurance remain in force? Yes No f. The Waiver of Monthly Deduction/Waiver of monthly Premium Rider is not available if the Proposed Insured is totally disabled at the time this conversion application is made. Is the Proposed Insured now totally disabled? Yes No 4. Life Insurance Plan – The Variable Life Fund Supplement MUST be completed if applying for a Variable Product. The IUL Allocation Form and IUL Disclosure Form MUST be completed if applying for an Indexed UL Product. Product (Select one and print the Plan Name below.):    * No-Lapse Guarantee Universal Life* Guarantee up to Attained Age 120 is the only option available for Term Conversions.    Variable Universal Life Indexed Universal Life Whole Life Plan Name: (REQUIRED: Print complete name of product being applied for, refer to the Illustration/Sales Proposal for the correct Plan Name.) Base Specified    Additional Term Rider/Supplemental    Total Specified Amount Amount Coverage Amount (check plan for (including Additional Term Rider/Supplemental    + availability) = Coverage) $    $    $ 5. Special Adjustments a. Removal of rating—Remove or reduce rating on (rated insured person, plan). For all rate reductions, complete Part A and D (list the physicians with the most current information on the related condition). For occupational ratings, provide details of new occupation in Part A, #1 or 2. Attach an applicable questionnaire when applicable. b. Standard Plus/Preferred/Preferred Plus Discount Non-Tobacco Class Change (For either option, complete Part A    and B.) c. Removal of Riders/Benefits – (List all the full rider names below.) 6. Additional Options – Complete this section if you applied for a Variable Universal or Universal Life Plan. Death Benefit Option (If No Option is selected here, Option 1 is elected.)    Option 1 (The Specified Amount, or a multiple of the Cash/Accumulated Value, whichever is greater.)    Option 2 Value, (The Specified whichever Amount, is greater. plus ) the Cash/Accumulated Value, or a multiple of the Cash/Accumulated    Option 3 (The Specified Amount, plus the Accumulated Premium Account at %* interest or a multiple of the Cash/Accumulated Value, whichever is greater.) *Enter a percentage up to 12% maximum, ONLY if the Owner is a business entity. If nothing is entered or the Owner is not a business entity, 0% will apply. Internal Revenue Code Life Insurance Qualification Test Option    Guideline Premium/Cash Value Corridor Test    Cash Value Accumulation Test (If no selection is made here, the Guideline Premium/Cash Value Corridor Test is elected.) ICC19-LAAA-0119AO Page 2 of 8 (09/2019)

7. Optional Benefits – Check Plan for Availability. *Complete Part B – Personal and Medical Application if keeping the Spouse Rider or adding or increasing for the indicated Riders or Benefits. Variable or Universal Life Plans Only (Subject to Plan availability.)    Children’s Term Insurance Rider*................... $ Can select only one:    Long-Term Care Rider* .................................. $ Premium Waiver Rider* ...............................$ (Complete Supplement for Long-Term Care Rider.)$    Waiver of Monthly Deductions Rider*    Accidental Death Benefit Rider* ..................... Can select only one:    Extended No-Lapse Guarantee Rider (This rider is not Surrender Value Enhancement Benefit available with the Premium Waiver Rider.) Conditional Return of Premium Rider    Guarantee Guarantee up to Attained Age 120 90 Rider Benefit Option must be selected (Only applicable    up to Attained Age to the IUL Accumulator II product.):    Return of Premium Feature Option A (Periodic Access Minimum Surrender Value Rider) Option B    Other Change Rider(s) of Insured Rider Whole Plans Only (Subject to Plan availability.)    Children’s Term Insurance Rider*................... $ Other Rider(s)    Accidental Death Benefit Rider* ..................... $ Other Rider(s)    Guaranteed Insurability Benefit Rider* ........... $ Other Rider(s)    Waiver of Premium Disability Benefit Rider*    Policy will be issued with Automatic Premium Loan Option (APLO) for Whole Life Plans only, if available, unless the box below is checked. Amounts taken under the APLO option will be considered policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. No, do not issue with Future Billing And Premium Information – (Funds must be drawn from U.S. Institutions.) 8. Amount Paid With Application – Check the applicable option and indicate the premium amount being submitted with the application.    Check/Wire amount with application ............................................ $ (NOTE: Make all checks payable to NATIONWIDE.)    Web Remittance (This option is not available for VUL products.) ........ $    Draft initial payment only (Indicate initial premium amount and complete Section 10b.) .............................$    Draft initial payment and future payments (Indicate initial premium amount and complete $ Sections 9 & 10.) ..................................................................................... 9. Future Billing and Payment Options—Check the applicable billing or payment option(s) and indicate the premium amount. Billing Options: Payment Options:    EFT* ........................................................... $ Billing Advantage (for Whole Life plans only) $ *If selected, complete Section 10, Electronic Draft Account Number Authorization. 1035 Exchange ...................................................$    Quarterly .................................................... $ Other ....................................................................$    Semi-Annual ............................................... $    Annual ........................................................ $ 10. Electronic Draft Authorization a. Electronic Draft Options: Draft Frequency: Draft Options:    Monthly Quarterly Semi-Annual Annual **Checking—Use information on the initial premium Draft Day (1st–28th): check. (NOTE: Draft Day will be determined based upon policy **Checking—(Provide a pre-printed voided check.) effective date unless a day is requested above.) **Savings—(Provide a letter from the bank indicating the Transmit/ABA number, Account number and Account Holder’s name.) b. If no check or deposit slip provided, indicate below the bank information to be used: Financial Institution Name Transit/ABA Number Account Number Type of Account: **Checking **Savings **By providing my financial institution name and account information, I hereby authorize Nationwide Life Insurance Company/ Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account. ICC19-LAAA-0119AO Page 3 of 8 (09/2019)

11. Payor - If someone other than the Insured(s) or the Owner is billed for the premium for this policy. Name (First, MI, Last) Address City State Zip Code 12.Owner - Complete ONLY if Owner is not the Proposed Primary Insured. Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy. TRUST - Submit a copy of first and signature pages of Trust document. If more than two Owners are requested, use Special Instructions Section. Type of Owner Individual Employer Trust Rabbi Trust Other Relationship to Insured SSN/Tax ID/Trust Tax ID # Individual Name (First, MI, Last) or Employer Name DOB (if applicable) (mm/dd/yyyy) Exact Name of Trust or Plan Current Trustee(s) Date of Trust or Plan Address (Check box if same as Proposed Primary Insured.) City State Zip Code County Email Address Phone # ( ) Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account. If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner's estate. 2) All notices will be mailed to the one address listed above unless otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed. Type of Owner Individual Employer Trust Rabbi Trust Other Relationship to Insured SSN/Tax ID/Trust Tax ID # Joint Individual Name (First, MI, Last) or Employer Name DOB (if applicable) (mm/dd/yyyy) Exact Name of Trust or Plan Current Trustee(s) Date of Trust or Plan Address (Check box if same as Proposed Primary Insured.) City State Zip Code County Email Address Phone # () Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account. 13. Contingent Owner - Complete this section to name an alternative Owner in the event the Insured survives the Owner. Name (First, MI, Last) SSN/Tax ID # Address (Check box if same as Proposed Primary Insured.) City State Zip Code Relationship to Insured County Date of Birth (mm/dd/yyyy) 14.Secondary Addressee - NOTE: While a policy is in force, you have the right, at any time, to designate a "Secondary Addressee" by sending us written request containing the name and address of such person. Name (For the purpose of notification of past due premium payment and possible lapse in coverage.) Address ICC19-LAAA-0119AO Page 4 of 8 (09/2019)

15.Primary Beneficiary Designations - If additional space is required, use Special Instructions Section. When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insured, or in full to the last surviving Beneficiary, unless some other distribution of proceeds is provided. Check this box if the Primary Beneficiary and the Owner are the same. For Proposed Primary Insured Primary Beneficiary(ies) Name(s) or Trust and Trustee(s) Share % Relationship to Insured(s) Birth Date or Trust Date SSN/Tax ID # Address & Phone # For Proposed Additional Insured Primary Beneficiary(ies) Name(s) or Trust and Trustee(s) Share % Relationship to Insured(s) Birth Date or Trust Date SSN/Tax ID # Address & Phone # 16. Contingent Beneficiary Designations - If additional space is required, use Special Instructions Section. For Proposed Primary Insured Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s) Share % Relationship to Insured(s) Birth Date or Trust Date SSN/Tax ID # Address & Phone # For Proposed Additional Insured Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s) Share % Relationship to Insured(s) Birth Date or Trust Date SSN/Tax ID # Address & Phone # ICC19-LAAA-0119AOPage 5 of 8 (09/2019)

Insurance Information 17. Replacement and Other Policy Information - Be sure to answer all questions. If applicable, check the appropriate box. a. Do you have any other Life Insurance or Annuities currently in force? (If "yes", list below.) Yes No b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? (If "yes", provide name of Company, amount applied for and purpose of coverage.) Yes No c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? (If "yes", list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.) Yes No d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that is no longer in force? (If "yes", provide name of Company, face amount and reason coverage is no longer in force.) Yes No e. Have you applied for Life Insurance or Annuities in the past 12 months? (If "yes", provide name of Company, and face amount. Insured Company Policy Number Amount of Coverage Year Issued To Be Replaced 1035 Exch Lapsed/ Surrendered Nationwide Term Conversion Yes No Yes No Yes No Financial and Health Information 18. Financial - Provide additional details for all "yes" answers in Special Instructions Section unless instructed otherwise. This section needs to be completed by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s). All questions must be answered by each Proposed Insured and Owner/ Trustee, if other than Proposed Insured(s). For each "yes" answer, indicate the appropriate item(s) and provide details. Proposed Primary Insured Proposed Additional Insured Owner/ Trustee if other than Proposed Insured(s) Yes No Yes No Yes No Have you ever sold any Life Insurance Policies to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser? Will any portion of the current or future premium for this policy be financed? Will any Insured or Policy Owner receive any payment in connection with the insurance issued on the basis of this application? 19. Tobacco Use Have you used tobacco or nicotine in any form? Proposed Primary Insured Proposed Additional Insured In the last 12 months? Yes No If "yes", date last used. Yes No If "yes", date last used. 20. Special Instructions - If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s)or Owner(s) should sign and date additional pages. ICC19-LAAA-0119AO Page 6 of 8 (09/2019)

Part C – Fraud Statement and Important Notices Fraud Statement: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Pre-Notice of Procedures as Required by The Fair Credit Reporting Act of 1970: This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance: An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing. Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835. In the event of an adverse decision, you will be notified in writing. MIB, Inc. Disclosure Notice: Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a not for profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is 50 Braintree Hill Park, Suite 400, Braintree, Massachusetts 02184-8734, telephone number 866-692-6901. The website address of the MIB, Inc. information office is www.mib.com. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. Information Practices: Nationwide has a privacy policy to protect your personal information, and it is available to you upon request. To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources, including consumer reports such as an insurance score based on information contained in your credit report. Personal information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law. You have the right to access and correct your personal information. Part D – Agreement, Authorization and Signature Agreement: I understand and agree that: This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application. The Proposed Insured or Owner has a right to cancel this application at any time by contacting their producer or Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company (“Nationwide”) in writing. No producer, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company’s rights or requirements. If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred. Nationwide may obtain and use consumer reports for each insured in the processing and/or underwriting of this application for life insurance. Taxpayer ID Number – Check box, if applicable. I certify under penalties of perjury that: The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and I am not subject to backup withholding because: I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding; and I am a U.S. citizen or other U.S. person; and The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (FATCA does not apply as this is a US account). Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.

Part D – Agreement, Authorization and Signature (cont’d) HIPAA Compliant Authorization: I authorize: any licensed physician or medical practitioner; any hospital; clinic; any pharmacy or pharmacy benefit managers; and other sources who maintain prescription drug records and related information; or other medical or medically related facility; any insurance company; MIB, Inc.; or any other organization; institution; or person; to disclose, in any format, including, but not limited to paper and/or electronic, any information concerning me; including, but not limited to, my entire medical/health record to the Medical Director of Nationwide or its subsidiaries; affiliates; or subcontractors; including, but not limited to; RSA Medical; for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investigate claims. I understand that the aforementioned parties requesting access to my (electronic or paper) medical records are acting as a patient authorized representative and will attempt to access my medical records in the most efficient manner possible, including electronic interchange through a health information exchange or directly through my providers’ electronic health record system. I also authorize Nationwide to make a brief report of my health information, including personal health information and protected health information, to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; health care professional; hospital; clinic; pharmacy or pharmacy benefit managers; medical facility; or other health care provider to release and disclose my entire medical/health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed, or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I understand that I have the right to revoke this form in writing, at any time, by sending a written request for revocation to Nationwide, Attention: Underwriting, P.O. Box 182835, Columbus, Ohio 432182835. I understand that a revocation is not effective to the extent that any of my providers have relied on this form; or to the extent that Nationwide has a legal right to contest a claim under an insurance policy or to contest the policy itself. I further understand that if I refuse to sign this form to release my complete records, or, if I revoke this authorization before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this form by sending a request to Nationwide in writing. Proposed Insured(s) and Owner/Trustee Signatures – All Financial questions in Section 18 (a through c) are required to be answered for both the Proposed Insured(s) and Owner, if not Proposed Insured(s). I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Signed at , on, City/State Month/Day Year X Full Name of Proposed Primary Insured (print) Signature of Proposed Primary Insured (or parent if Proposed Primary Insured is under age 15) X Signature of Applicant/Owner Signature of Applicant/Owner (if other than the Proposed Insured(s)) (if other than the Proposed Insured(s)) X X Signature of Applicant/Owner on Original Policy Signature of Assignee on Original Policy (if other than the Proposed Insured(s)) X Signature of Proposed Joint Insured on Original Policy Part E - Producer’s Certification Producer’s Certification – Be sure to answer all four questions. Yes No a. I have truly and accurately recorded all Proposed Insureds’ answers on this application. Yes Nob. I have witnessed his/her/their signature(s) hereon. (If “no”, provide details in Special Instructions Section.) Will Will Not c. To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance or Annuities. Yes Nod. If you are completing Part B, have medical requirements been ordered? (If yes, please provide name of medical facility.) X Producer’s Name (print) Signature of Producer Producer’s Email ((print) Producer’s Phone Number Firm Producer’s Nationwide # Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2019 Nationwide

Nationwide®

Reinstatement Application

❑ Nationwide Life Insurance Company
❑ Nationwide Life And Annuity Insurance Company

PO Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com

The Part B - Personal and Health Information Application will also need to be completed. Part A – Client Information

1. Proposed Primary Insured

Name *(First, MI, Last)* | Current Policy Number

SSN/Tax ID # | Address | City

State | Zip Code | County | Sex ❑M ❑ F | Former Name

Marital Status ❑ Married ❑Single ❑ Other _________ | Age | Date of Birth *(mm/dd/yyyy)* | State of Birth *(If outside U.S., provide country.)*

Phone # (   ) *Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.*

Email Address | Driver's License #/State of Issue

Occupation | Employer | Annual Income | Net Worth

Can you read and understand English? ❑ Yes ❑ No If "no", please provide primary spoken language: ____________________

Citizenship *(If other than U.S, submit Foreign Supplement.)*
❑U.S.
❑Green Card Holder *(Provide copy.)* Issue Date Expiration Date
❑Other Issue Date ____________________ Expiration Date ____________________

2. Proposed Additional Insured – *If applicable, complete for either: a) Joint Insured for Survivorship Life Plan; or b) Term Rider on Another Covered Person (i.e., Spouse/Children). If additional space is required, use Special Instructions Section.*

Joint/Spouse Proposed Additional Insured Information Only:

Name *(First, MI, Last)* | SSN/Tax ID #

Address ❑ *(Check box if same as Proposed Primary Insured.)* | City

State | Zip Code | County | Sex ❑M ❑ F | Former Name

Relationship to Primary Insured | Date of Birth *(mm/dd/yyyy)* | State of Birth *(If outside U.S., provide country.)*

Phone # (   ) *Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.*

Email Address | Driver's License #/State of Issue

Occupation | Employer | Annual Income | Net Worth

Can you read and understand English? ❑ Yes ❑ No If "no", please provide primary spoken language: ____________________

Citizenship *(If other than U.S, submit Foreign Supplement.)*
❑U.S.
❑Green Card Holder *(Provide copy.)* Issue Date Expiration Date
❑Other ____________________ Issue Date ____________________ Expiration Date ____________________

2. **Proposed Additional Insured** *(cont'd) – If additional space is required, use Special Instructions Section.*								
Child Proposed Additional Insured Information Only:								
Name of Child Insured(s)	Birth Date	Birth State	Sex	Height	Weight	SSN/ Tax ID #	Relationship to Primary Insured	Address & Phone # *(Check box if same as Proposed Primary Insured.)*
								0
								0

3. Reinstatement of Existing Long-Term Care Rider - *Refer to the Policy for Reinstatement Provisions.*

The following questions need to be completed by the Proposed Insured *(and/or Proposed Additional Insured for Survivorship Life Plan)* **ONLY** if reinstating policy that had a Long-Term Care Rider.

a. Personal Information: If any question in this section is answered "Yes", the Proposed Insured is ineligible for coverage. Please provide necessary details below for any "yes" answers.	**Proposed Insured** YES	NO	**Proposed Additional Insured** YES	NO
1. Do you require assistance or limited in any way from performing any of the following daily activities: bathing, continence, eating, dressing, toileting, or transferring *(moving into or out of a bed, chair, or wheel chair)?*	0	0	0	0
2. Do you use respiratory equipment *(oxygen or ventilator)* or dialysis equipment or dependent on the use of a walker, crutches, a wheelchair, or other motorized ambulatory device?	0	0	0	0
3. Do you currently have a vascular access port, peg or feeding tube?	0	0	0	0
4. Currently or in the past, has another person or entity been authorized to handle your personal, medical and/or financial affairs due to a mental or physical disability?		00	0	0
5. Are you eligible for or receiving disability benefits?		00	0	0
b. Supplemental Information:				
1. During the past 5 years have you:	YES	NO	YES	NO
a. Been confined to a hospital, nursing home, or residential care facility?		00	0	0
b. Received home care services, physical, or rehabilitative therapy?		00	0	0
c. Sought medical advice or treatment for loss of appetite, falling, fainting, unstable gait, bladder control, dizziness, or deterioration of vision?		00	0	0

Explanation of "yes" answers.

Question number	Person	Date	Details

2. Occupational History	YES	NO	YES	NO
a. Have you been actively at work daily on a full-time basis *(minimum 30 hours per week)* for the past 6 months? (*Disregard vacation days and absences that total less than 5 days.)*	0	0	0	0

b. If "yes", what is your occupation?

c. Employer name and address

d. If "no", are you: 0 Retired 0 Disabled 0 Other

Please explain.

	YES	NO	YES	NO
3. Do you drive a motor vehicle?		00	0	0
4. Do you live in a retirement community?		00	0	0

If "yes", what services do you receive? *(e.g. meals, medications, laundry, house cleaning)*

4. Premium and Billing Changes - Premium and Billing information will stay the same unless instructed otherwise in this section. a. Change Planned Periodic Premium to: $ (Available on UL and VUL only.) b. Change Premium Payment Mode to: Annual EFT (Complete #4c Electronic Funds Transfer Authorization Semi -Annual Quarterly Other Section.) c. Electronic Funds Transfer Authorization: (Funds must be drawn from U.S. Institutions.) Draft Frequency: Monthly Quarterly Semi-Annual Annual EFT amount: $ Draft Options: **Checking - Provide a pre-printed voided check. **Savings - Provide a letter from the bank indicating the Transmit/ABA number, Account number and Account Holder’s name. Draft Day (1st – 28th): (NOTE: Draft Day will be determined based upon policy effective date unless a day is requested.) If no check or deposit slip provided, indicate below the bank information to be used: Financial Institution Name Transit/ABA Number Account Number Type of Account: **Checking **Savings **By providing my financial institution name and account information, I hereby authorize Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account. (Funds must be drawn from U.S. Institutions.) Replacement, Financial and Health Information 5. Replacement and Other Policy Information – Be sure to answer all questions. If applicable, check the appropriate box. a. Do you have any other Life Insurance or Annuities currently in force with Nationwide or any other company? (If “yes”, list below.) Yes No b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? (If “yes”, provide name of Company, amount applied for and purpose of coverage.) Yes No c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? (If “yes”, list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.) Yes No d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that is no longer in force? (If “yes”, provide name of Company, face amount and reason coverage is no longer in force.) Yes No e. Have you applied for Life Insurance or Annuities in the past 12 months? (If “yes”, provide name of Company, and face amount.) Yes No Insured Company Policy Number Amount of Coverage Year Issued To Be Replaced 1035 Exch Lapsed/Surrendered Nationwide Term Conversion Yes No Yes No Yes No Yes No

6. Financial – *Provide additional details for all "yes" answers in Special Instructions Section unless instructed otherwise. This section needs to be completed by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s).*						
All questions must be answered by each Proposed Insured and Owner/ Trustee, if other than Proposed Insured(s). For each "yes" answer, indicate the appropriate item(s) and provide details.	Proposed Primary Insured		Proposed Additional Insured		Owner/ Trustee if other than Proposed Insured(s)	
	Yes	No	Yes	No	Yes	No
a. Have you ever sold any Life Insurance Policies to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	▯	▯	▯	▯	▯	▯
b. Will any portion of the current or future premium for this policy be financed?	▯	▯	▯	▯	▯	▯
c. Will any Insured or Policy Owner receive any payment in connection with the insurance issued on the basis of this application?	▯	▯	▯	▯	▯	▯

7. Tobacco Use		
Have you used tobacco or nicotine in any form?	**Proposed Primary Insured**	**Proposed Additional Insured**
In the last 12 months?	▯ Yes ▯ No *If "yes", date last used.*	▯ Yes ▯ No *If "yes", date last used.*

8. Special Instructions – *If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.*

Part C – Fraud Statement and Important Notices

Fraud Statement: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Pre-Notice of Procedures as Required by The Fair Credit Reporting Act of 1970: This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

- An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and
- You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing.
- Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835. In the event of an adverse decision, you will be notified in writing.

MIB, Inc. Disclosure Notice: Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a not for profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is 50 Braintree Hill Park, Suite 400, Braintree, Massachusetts 02184-8734, telephone number 866-692-6901. The website address of the MIB, Inc. information office is www.mib.com. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Information Practices: Nationwide has a privacy policy to protect your personal information, and it is available to you upon request. To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources, including consumer reports such as an insurance score based on information contained in your credit report. Personal information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law. You have the right to access and correct your personal information.

Part D – Agreement, Authorization and Signature Agreement: I understand and agree that: This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application. The Proposed Insured or Owner has a right to cancel this application at any time by contacting their producer or Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company (“Nationwide”) in writing. No producer, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company’s rights or requirements. If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred. Nationwide may obtain and use consumer reports for each insured in the processing and/or underwriting of this application for life insurance. Taxpayer ID Number – Check box, if applicable. I certify under penalties of perjury that: The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and I am not subject to backup withholding because: I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding; and I am a U.S. citizen or other U.S. person; and The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (FATCA does not apply as this is a US account). [    ] Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.

Part D – Agreement, Authorization and Signature (cont’d) HIPAA Compliant Authorization: I authorize: any licensed physician or medical practitioner; any hospital; clinic; any pharmacy or pharmacy benefit managers; and other sources who maintain prescription drug records and related information; or other medical or medically related facility; any insurance company; MIB, Inc.; or any other organization; institution; or person; to disclose, in any format, including, but not limited to paper and/or electronic, any information concerning me; including, but not limited to, my entire medical/health record to the Medical Director of Nationwide or its subsidiaries; affiliates; or subcontractors; including, but not limited to; RSA Medical; for the purpose of underwriting my application in order to determine eligibility for Life Insurance and to investigate claims. I understand that the aforementioned parties requesting access to my (electronic or paper) medical records are acting as a patient authorized representative and will attempt to access my medical records in the most efficient manner possible, including electronic interchange through a health information exchange or directly through my providers’ electronic health record system. I also authorize Nationwide to make a brief report of my health information, including personal health information and protected health information, to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; health care professional; hospital; clinic; pharmacy or pharmacy benefit managers; medical facility; or other health care provider to release and disclose my entire medical/health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed, or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I understand that I have the right to revoke this form in writing, at any time, by sending a written request for revocation to Nationwide, Attention: Underwriting, P.O. Box 182835, Columbus, Ohio 432182835. I understand that a revocation is not effective to the extent that any of my providers have relied on this form; or to the extent that Nationwide has a legal right to contest a claim under an insurance policy or to contest the policy itself. I further understand that if I refuse to sign this form to release my complete records, or, if I revoke this authorization before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this form by sending a request to Nationwide in writing. Proposed Insured(s) and Owner/Trustee Signatures – All Financial questions in Section 6 (a through c) are required to be answered for both the Proposed Insured(s) and Owner, if not Proposed Insured(s). I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Signed at, on, City/State Month/Day Year X Full Name of Proposed Primary Insured (print) Signature of Proposed Primary Insured (or parent if Proposed Primary Insured is under age 15) Full Name of Proposed Additional Insured (print) Signature of Proposed Additional Insured (if to be Insured) Signature of Applicant/Owner Signature of Applicant/Owner (if other than the Proposed Insured(s)) (if other than the Proposed Insured(s)) Signature of Assignee Signature of Child Proposed Additional Insured (If Child Proposed Additional Insured is age 15 or older) Part E - Producer’s Certification Producer’s Certification – Be sure to answer all three questions. Yes No a. I have truly and accurately recorded all Proposed Insureds’ answers on this application. Yes No b. I have witnessed his/her/their signature(s) hereon. (If “no”, provide details in Special Instructions Section.) Will Will Not c. To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance or Annuities. Producer’s Name (print) Signature of Producer Firm Producer’s Nationwide # Producer’s Email Producer’s Phone Number Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. © 2019 Nationwide

Nationwide®

Individual Medical Long-Term Care Supplement
Nationwide Life And Annuity Insurance Company

PO Box 182835, Columbus, Ohio 43218-2835 Fax to: 1-888-677-7393 • www.nationwide.com

1. General Information – *Please Print.*	
Proposed Primary Insured's Name *(First, MI, Last)*	SSN/Tax ID #
Policy # *(If In-Force Policy Addition)*	

2. Supplemental Information *(To be completed by the Proposed Primary Insured)*		
a. Currently or in the past, has another person or entity been authorized to handle your personal, medical and/or financial affairs due to a mental or physical disability?	☐ Yes	☐ No
b. Are you employed and receiving compensation working at least 24 hours per week? If no, please explain.	☐ Yes	☐ No
c. In the past 24 months have you missed more than one consecutive week of work due to illness or injury?	☐ Yes	☐ No
d. Do you drive a motor vehicle?	☐ Yes	☐ No
e. With whom do you live?		
f. Do you live in a house, apartment, condo or other?		
g. Have your living arrangements changed in the past 2 years?	☐ Yes	☐ No
h. Do you do any volunteer work? If yes, what do you do and approximately how many hrs per week.	☐ Yes	☐ No
i. What kind of exercise do you do each week, how often and how long?		
j. Have any of your immediate family members *(parents, brothers or sisters)* ever been diagnosed by a member of the medical profession with polycystic kidney disease or Amyotrophic Lateral Sclerosis – ALS *(Lou Gehrig's disease)*, Huntington's disease, Lynch Syndrome, or before the age of 65 had onset of dementia or Alzheimer's disease?	☐ Yes	☐ No
k. Currently, or within the past 5 years, have you had any impairment, whether mental or physical, for which you have needed or required assistance or supervision in performing any daily living activities: bathing, dressing, eating, transferring or ambulation, toileting, or bowel or bladder control?	☐ Yes	☐ No
l. Currently, or within the past 5 years, have you had or do you need or receive assistance with any of the following: laundry, cleaning, shopping, use of transportation, telephone use, meal preparation, managing your finances or managing your medication?	☐ Yes	☐ No
m. Currently, or within the past 5 years, have you used or needed a wheelchair, walker, cane, quad cane, scooter, lift chair, hospital bed, nebulizer, oxygen, catheter, ostomy bag, dialysis machine, or other mechanical device either regularly or intermittently?	☐ Yes	☐ No
n. Currently, or within the past 5 years, have you had or do you need a vascular access port, peg, or feeding tube?	☐ Yes	☐ No
o. Within the past 5 years, have you been a resident of a nursing home, assisted living or extended care unit of a hospital, received home health care, adult day care services, physical therapy, occupational therapy, speech therapy, or respiratory therapy?	☐ Yes	☐ No
p. Are you currently living in, or within the past 5 years, have you lived in an Assisted Care Living Facility or Independent Retirement Community?	☐ Yes	☐ No
q. Within the past 5 years, have you sought medical advice or treatment for loss of appetite, falling, fainting, ataxia or gait disturbance, difficulty walking or standing, carpal tunnel syndrome, or traumatic amputation?	☐ Yes	☐ No

3. Supplemental Health Questions ***(All questions are to be answered by each Proposed Primary Insured. Explain all "yes" answers in Section 4 Details box unless instructed otherwise.)***

Within the past 10 years, has a licensed medical professional diagnosed you with, or treated you for any of the following medical conditions:	**Yes**	**No**
a. Disease or disorder of the heart including, but not limited to, cardiomyopathy, heart transplant, valve replacement, pacemaker, defibrillator, coronary artery disease or atrial fibrillation?	☐	☐
b. Disease or disorder of the arteries, blood, or blood vessels including, but not limited to, sickle cell disease, DVT *(deep vein thrombosis)*, bone marrow *(including transplant)* disorder, any problem, disease or disorder of the immune system?	☐	☐
c. Diabetes or any disorder of the endocrine system including, but not limited to, adrenal gland or diabetic complications?	☐	☐
d. Disease or disorder of the brain, muscle, or nervous system including, but not limited to, mild cognitive impairment, developmental disability, fibromyalgia, epilepsy, chronic progressive neurological disorder, Huntington's disease, traumatic brain injury, post-concussion syndrome, paralysis, tremor, chronic pain, pain syndrome, polymyalgia rheumatica, peripheral neuropathy, syncope, fainting, headaches/migraines, vertigo/dizziness, loss of balance, myasthenia gravis, optic neuritis, post-polio syndrome or narcolepsy?	☐	☐
e. Disease or disorder of the lungs or respiratory system including, but not limited to, pulmonary embolism, chronic bronchitis, pulmonary hypertension, pulmonary fibrosis, sarcoidosis, cystic fibrosis, asbestosis, lung transplant, persistent hoarseness or cough, or oxygen therapy?	☐	☐
f. Cancer or tumors *(other than basal cell carcinoma)* including, but not limited to, lymph node disorder?	☐	☐
g. Disease or disorder of the kidneys or liver including, but not limited to, jaundice, kidney or liver transplant?	☐	☐
h. Disease or disorder of the stomach or digestive system including, but not limited to, weight loss/bariatric surgery, any other disease of the esophagus, intestines, or spleen or Lynch Syndrome?	☐	☐
i. Disease or disorder of the bones, joints, or back including, but not limited to, gout, osteoporosis, spinal disease, disorder of the back, arms, hands, knees, legs, feet, shoulder, spine, hip, bones, tendons, ligaments or joints?	☐	☐
j. Auto-Immune *(other than HIV)* or connective tissue disorder including, but not limited to, Sjogren's, polymyositis/dermatomyositis, vasculitis, ehlers-danlos or marfans syndrome?	☐	☐
k. Behavioral, psychological, or psychiatric disorder *(including depression or anxiety)* including, but not limited to, mood disorder, PTSD *(post-traumatic stress disorder)*, hallucinations, psychosis or OCD *(obsessive compulsive disorder)*?	☐	☐
l. Disease of the ears, nose, throat, or eyes *(excluding vision correction)* including, but not limited to, macular degeneration, visual impairment or hearing impairment?	☐	☐
m. Disease or disorder of the reproductive system including, but not limited to, any disease or disorder of the prostate, testicles, breasts, ovaries, uterus, cervix or any other disorder of the reproductive system?	☐	☐

4. Details of Health History ***(If more space is needed, an additional blank sheet may be attached. The Proposed Primary Insured should sign and date additional pages.)***

Question Letter	**Person**	**Dates**	**Details** *(Be specific. Give full names, addresses and telephone numbers (if available) of physicians, hospitals, etc.)*

5. Fraud Statement Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. 6. Proposed Primary Insured I have read this application and I acknowledge that all the statements and answers on this form are complete and true to the best of my knowledge and belief, whether written by my own hand or not, and I agree that they are to be the basis for any insurance issued hereon. I agree that a copy of this supplement shall be attached to and form a part of any policy issued. Signed at on City and State Date Name of Proposed Primary Insured (please print) Signature of Proposed Primary Insured Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2020 Nationwide

Nationwide® Long-Term Care II Individual Life Insurance Supplement Nationwide Life And Annuity Insurance Company PO Box 182835, Columbus, Ohio 43218-2835 Fax to: 1-888-677-7393 www.nationwide.com 1. General Information – Please Print. Proposed Primary Insured Name (First, MI, Last) SSN/Tax ID # Policy # (If In-Force Policy Addition) Marital Status: Married Civil Union Domestic Partner Single Widowed Divorced Separated Other Long-Term Care Specified Amount: $ Elected percentage for Maximum Monthly LTC Rider Benefit Determination* (select one) 2% 3% 4% *The elected percentage is one factor used to determine the maximum monthly LTC rider benefit. See the Illustration/Sales Proposal or Long-Term Care Rider for additional information. 2. Protection Against Unintended Lapse For the purpose of notification of past due premium payment and possible lapse in coverage. While a policy is in force, you have the right, at any time, to designate a “Secondary Addressee” by sending us a written request containing the name and address of such person. Protection against unintended lapse: I understand that I have the right to designate at least one person other than myself to receive notice of lapse or termination of this Long-Term Care Insurance policy for non-payment of premium. I understand that notice will not be given until (30) days after a premium is due and unpaid. Please check one of the following: I elect NOT to name a Secondary Addressee to receive this notice. I elect to name a Secondary Addressee to receive this notice. Complete information below ONLY if you elect a Secondary Addressee. Name of Secondary Addressee (first, middle, last): Address of Secondary Addressee: Phone Number of Secondary Addressee: 3. Insurance Information Yes No a. Will the rider applied for replace existing Long-Term Care Insurance on the Proposed Primary Insured? (If “yes”, provide details below.) b. Do you intend to replace any of your medical or health insurance coverage with this policy? (If “yes”, provide details below.) c. Is the Proposed Primary Insured now applying for Long-Term Care Insurance with any other company? (If “yes”, provide details below.) d. Are you covered by Medicaid? e. Do you have another Long-Term Care Insurance policy or certificate in force (including Health Care service contract, or Health Maintenance Organization contract)? (If “yes”, provide details below.) List all Long-Term Care Insurance now in force on the Proposed Primary Insured or lapsed within the past 12 months. If none, write “NONE”. Life Life w/ LTC Annuity Annuity w/ LTC LTC Health Yes No Yes No Yes No

COVERAGE TYPE COMPANY POLICY NUMBER AMOUNT YEAR ISSUED TO BE REPLACED LAPSE/TERMINATION DATE

4. Signatures (Required) I HAVE RECEIVED A COPY OF AND HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. Caution: If your answers on this application are incorrect or untrue, Nationwide may deny benefits or rescind your policy and/or rider. By initialing here, the Applicant confirms they have received the Outline of Coverage, Long-Term Care Insurance Personal Worksheet (this form is for PA, TX, and UT only), Things You Should Know Before You Buy Long-Term Care Insurance (this form is for PA, TX, and UT only), Potential Rate Increase Disclosure form, and A Shopper’s Guide to Long-Term Care (this form is for AR, MA, NC, PA, TN, TX, WI, WY only) (initials). Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Name of Proposed Primary Insured (please print): Signature of Proposed Primary Insured: Date: Signature of Owner (if other than Proposed Primary Insured): Date: I have truly and accurately recorded all Proposed Primary Insured’s answers on this application and have witnessed his/her signature(s) hereon. To the best of my knowledge, the insurance applied for [    ] will [    ] will not (CHECK ONE) replace any Long-Term Care Insurance. Financial Professional’s Name (please print) Firm Financial Professional’s Signature License ID Number Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2020 Nationwide